                          CERTIFICATE OF INCORPORATION

                        CONNECTICUT CONCERTS INCORPORATED

The undersigned incorporator hereby forms a corporation under the Stock Corporation Act of the State of Connecticut.

      FIRST: The name of the corporation is CONNECTICUT CONCERTS INCORPORATED.

      SECOND: The nature of the business to be transacted or the purposes to be promoted or carried out by the corporation, are as follows:

      This corporation is formed for the transaction of any business or the promotion of any purpose which may be lawfully carried on by a corporation except that of a state bank and trust company, savings bank, industrial bank or building and load association. Nothing herein shall authorize the corporation to transact in this state the business of a telegraph company, gas, electric light or water company, or cemetery corporation, or of any company, except a telephone company, requiring the right to take and condemn lands or to occupy the public highways of this state. Nothing herein shall be construed to authorize this corporation to transact the business of an insurance company or surety or indemnity company except in compliance with any laws of this state regulating or otherwise applying to the same.

      THIRD: The designation of each class of shares, the authorized number of shares of each such class, and the par value, if any, of each share thereof, are as follows: Five Thousand, (5,000), common shares all of which shall be without par value.

      FOURTH: The minimum amount of stated capital with which the corporation shall commence business is One Thousand Dollars.

Dated at Albany, New York on January 11th, 1994.

I hereby declare under the penalties of false statement, that the statements made in the foregoing certificate are true.

                                            /s/Lawrence A. Kirsch
                                            ---------------------------------
                                            LAWRENCE A. KIRSCH, Incorporator
                                            90 State Street
                                            Albany, New York
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APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 Rev. 6/88

                             Secretary of the State
                                30 Trinity Street
                               Hartford, CT 06106

Name of Corporation: CONNECTICUT CONCERTS INCORPORATED      Complete All Blanks

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       The above corporation appoints as its statutory agent for service, one of the following:
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Name of Natural Person                   Business Address              Zip Code
Who is Resident of Connecticut

                                         Residence Address             Zip Code

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Name of Connecticut Corporation          Address of Principal Office in Conn.
                                         (If none, enter address of appointee's
                                         statutory agent for service)

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Name of Corporation                      Address of Principal Office in Conn.
(Not organized under the Laws of Conn.*)  (If none, enter "Secretary of
Corporation Service Company               the State of Conn.")
                                         90 State House Square, 9th Flr.
                                         Hartford, CT 06103
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     *Which has procured a Certificate of Authority to transact business or conduct affairs in this state.
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                                  AUTHORIZATION
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                              Original Appointment
                                 (Must be Signed
                                by a majority of
                                 Incorporators)
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Name of Incorporator (Print or Type)   Signed (Incorporator)          Date
      LAWRENCE A. KIRSCH              /s/ Lawrence A. Kirsch         1-10-94
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Name of Incorporator (Print or Type)   Signed (Incorporator)

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Name of Incorporator (Print or Type)   Signed (Incorporator)

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Subsequent Appointment    Name of President,                          Date
                          Vice President or Secretary

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                          Signed (President, or
                          Vice President or Secretary)
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Acceptance: Name of Statutory Agent for Service    Signed (Statutory Agent
 (Print or Type)                                    for Service)

CORPORATION SERVICE COMPANY by:  Bruce R. Winn     /s/ Bruce R. Winn
                                 VICE PRESIDENT
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For Official Use Only             Rec; CC:

           FILED                  ----------------------------------------------
   STATE OF CONNECTICUT
       JAN 18, 1994               ----------------------------------------------
  /S/Pauline R. _________
  Secretary of the State          ----------------------------------------------
By /s/ Illegible Time 2 p.m       Please provide filer's name and complete
                                  address for mailing receipt

STATE OF CONNECTICUT                      )
                                          ) SS: HARTFORD
OFFICE OF THE SECRETARY OF THE STATE      )

I hereby certify that this is a true copy of record in this Office In Testimony whereof, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 23rd day of February A.D. 1998

/s/ Miles S. Rapoport
-----------------------------
SECRETARY OF THE STATE